UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 14, 2015

MADISON COUNTY FINANCIAL, INC.
(Exact Name of Registrant as Specified in Its Charter)

Maryland (State or other jurisdiction of incorporation or organization)	001-35679 (Commission File Number)	46-0658311 (IRS Employer Identification No.)

111 West Third Street, Madison, Nebraska, 68748
(Address of principal executive offices) (Zip Code)

(402) 454-6511
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐           Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01                      Other Events.

On December 14, 2015, Madison County Financial, Inc. (the “Company”) announced its intention to terminate the registration of its common stock under the Securities and Exchange Act of 1934, as amended, and suspend its periodic reporting obligations with the Securities and Exchange Commission.  For additional information, reference is made to the Company’s press release, which is attached as Exhibit 99 to this Current Report and is incorporated herein by reference.

Item 9.01                      Financial Statements and Exhibits

(d)                       Exhibits.

Number                         Description

99                                Press release dated December 14, 2015

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

MADISON COUNTY FINANCIAL, INC.

Date: December 14, 2015	By:	/s/ David J. Warnemunde
David J. Warnemunde
President and Chief Executive Officer